                                                                    EXHIBIT 10.8
                           DEFERRED COMPENSATION PLAN

                                  INTRODUCTION

     The Employer has adopted this Plan to provide a means by which certain employees may elect to defer receipt of specified percentages or amounts of their Compensation, to provide a means for certain other deferrals of Compensation, and to encourage these employees to remain in the employ of the Corporation or of its Affiliates.

     The Plan is intended to be an unfunded plan that is maintained by the Employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of The Employee Retirement Income Security Act of 1974 ("ERISA") Sections 201(2) and 301(a)(3). This Plan shall be interpreted and administered to the extent possible with that stated intent.

                                   ARTICLE 1

                                  DEFINITIONS

     The following terms have the meanings set forth below when used in this Plan, unless a different meaning is clearly required by the context of the Plan.

1.1 "Account" means the Account established for the benefit of each participant hereunder.

1.2 "Administrator" means the individual(s) or corporation appointed by the Employer to carry out the administration of the Plan, and to serve as the agent for the Employer with respect to the Trust as contemplated by the agreement establishing the Trust. In the event the Administrator has not been appointed, or resigns from a prior appointment, the Employer shall be deemed to be the Administrator.

1.3 "Adoption Agreement" means the __________________________ Deferred Compensation Plan Adoption Agreement signed by the Employer to establish this Plan, which contains all the options selected by the Employer. This Adoption Agreement may be amended from time to time.

1.4 "Affiliated Employer" or "Affiliate" means the Employer and any corporation which is a member of a controlled group of corporations (as defined in Code
Section 414(b)) which includes the Employer.

1.5. "Benefit" means any of the optional benefit choices available to a Participant as outlined herein.

1.6    "Change of Control" means:

               (a) the purchase or other acquisition in one or more transactions other than from the Employer, by any individual, entity or group of persons, within the meaning of the Securities Exchange Act of 1934 or any comparable successor provisions, of beneficial ownership (within the meaning of that Act) of 30 percent or 50 percent (as specified in the Adoption Agreement) or more of either the outstanding shares of common stock or the combined voting power of the Employer's then outstanding voting securities entitled to vote generally; or

               (b) the approval by the stockholders of the Employer of a reorganization, merger, or consolidation, with respect to which persons who were stockholders of the Employer immediately prior to such action do not immediately thereafter own more than 50 percent of the combined voting power of the reorganized, merged or consolidated Employer's then outstanding securities that are entitled to vote generally in the election of directors; or

               (c)  the sale of substantially all of the Employer's assets.

1.7 "Code" means the Internal Revenue Code of 1986, as amended or replaced from time to time.

1.8 "Compensation" has the meaning elected by the Employer in the Adoption Agreement.

1.9 "Distribution Date" means the date when distribution of a Participant's Benefit commences hereunder.

1.10 "Effective Date" means the date chosen in the Adoption Agreement on which the Plan first becomes effective.

1.11 "Election Form" means the participation Election Form as approved and used by the Administrator.

1.12 "Elective Deferral" means the portion of Compensation which is deferred by a Participant under Section 3.1.

1.13 "Eligible Employee" means each Employee of the Employer who satisfies the criteria established in the Adoption Agreement.

1.14 "Employee" means any person who is employed by the Employer, but excludes any person who performs services as an independent contractor (other than members of the Board of Directors of the Employer).

1.15 "Employer" means the corporation referred to in the Adoption Agreement, or any Affiliated Employer, and any successor to all or a major portion of that corporation's assets or business which assumes the obligations of the corporation, and each other entity that is affiliated with that corporation (within the meaning of Section 1.4) which adopts the Plan with the consent of the Employer.

1.16 "ERISA" means the Employer Retirement Income Security Act of 1974, as amended from time to time.

1.17 "Incentive Contribution" means a discretionary additional contribution made by the Employer as described in Section 3.3.

1.18 "Insolvent" means either the Employer is unable to pay its debts as they become due, or the Employer is subject to a pending proceedings as a debtor under the United States Bankruptcy Code.

1.19 "Matching Contribution" means a contribution deferred for the benefit of a Participant as described in Section 3.2.

1.20 "Participant" means any individual who participates in the Plan in accordance with Article 2 or who is entitled to receive Benefits under the Plan as a beneficiary of the Participant.

1.21 "Plan" means the Employer's Plan in the form of the __________________ Deferred Compensation Plan and the Adoption Agreement and all amendments thereto.

1.22   "Plan Year" means the 12-month period chosen in the Adoption Agreement.

1.23 "Total and Permanent Disability" means the inability of a Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The permanence and degree of the disability shall be supported by medical evidence satisfactory to the Administrator.

1.24 "Trust" means the Trust under _______________________ Deferred Compensation Plan, which trust is intended to qualify as a "Rabbi Trust" under Rev. Proc. 92-64 (as amended or modified from time to time) and to constitute the legal agreement between the Employer and the Trustee, which establishes the rights and liabilities of each in managing and controlling the assets of the Trust for the purposes of the Plan.

1.25   "Trustee" means the Bank of Oklahoma, N.A.

1.26 "Period of Service" means the computation period and the service requirement as elected by the Employer in the Adoption Agreement.

                                   ARTICLE 2
                                 PARTICIPATION



2.1   INITIAL PARTICIPATION

An Eligible Employee who elects to defer part of his or her Compensation in accordance with Section 3.1 shall become a Participant in the Plan. This participation shall be effective as of the date such deferrals commence. Any Employee who is not already a Participant and whose Account is credited with an Incentive Contribution shall become a Participant as of the date such amount is credited.

2.2   CONTINUED PARTICIPATION

A Participant in the Plan shall continue that participation so long as any amount remains credited to his or her Account.

2.3   TERMINATION OF PARTICIPATION

A Participant shall no longer participate in this Plan and his Account shall be paid pursuant to Article 6 or Article 8, upon the occurrence of any of the following events:

          (a)  His termination of employment, subject to the provisions of
               Section 6.3;

          (b)  His death, subject to the provisions of Section 6.4;

          (c)  The termination of this Plan, subject to the provisions of
               Section 8.2;
               or

          (d)  Upon any other event set forth in the Adoption Agreement


                                   ARTICLE 3

                          DEFERRALS AND CONTRIBUTIONS


3.1   ELECTIVE COMPENSATION DEFERRALS

Upon the implementation of the Plan by the Employer, the Administrator shall give written notice to each Eligible Employee of the right to elect to defer Compensation for services to be performed subsequent to making the election, and such election, if exercised, shall be made within 30 days after the Plan is effective. Thereafter, if the Administrator gives written notice to an Eligible Employee of the right to make such an election, the election, if exercised, shall be made within 30 days after the date the Employee is notified that he is an Eligible Employee, and such election shall be with respect to services performed subsequent to making the election.

Any election shall be made on an Election Form provided by the Administrator. In the Election Form, the Eligible Employee may elect to defer a percentage of a dollar amount of any payment of Compensation, on such terms permitted by the Administrator. An Eligible Employee may only elect to defer Compensation for services to be performed after the election is made.

Any Eligible Employee who has not elected to defer Compensation in accordance with the above paragraphs of this Section 3.1 may subsequently elect to defer a percentage of a dollar amount of any payment of Compensation, on such terms permitted by the Administrator, commencing with Compensation paid in the next succeeding Plan Year. To make such a deferral, the Eligible Employee shall file an Election Form prior to the first day of such succeeding Plan Year.

An Eligible Employee who will receive a refund of a deferred portion of his Compensation from a defined contribution Section 401(k) Plan of the Employer (due to failure of the Actual Deferral Percentage (ADP) test), may elect to defer part or all of such refund under this Plan. The Eligible Employee shall file an Election Form to defer prior to receipt of such refund.

A Participant's Compensation shall be reduced in accordance with the Participant's election. Amounts deferred shall be paid by the Employer to the Trust as soon as administratively feasible. These amounts shall be credited to the Account of the Participant as of the date the amounts are received by the Trustee.

An election under this Section 3.1 shall apply for subsequent Plan Years, unless the election is amended or terminated. A Participant may amend or terminate his or her deferral election as of the first day of any Plan Year by giving written notice on an Election Form to the Administrator before such first day or any earlier date as the Administrator may prescribe.

3.2   DISCRETIONARY EMPLOYER CONTRIBUTIONS

      A.  MATCHING CONTRIBUTIONS

In its discretion, the Employer may contribute to the Trust Matching Contributions after each payroll period. These Matching Contributions will be equal to the rate of matching contribution selected in the Adoption Agreement by the Employer times the amount of the amount of the Elective Deferrals credited to the Participants' Accounts for the period under Section 3.1. On receipt of the Matching Contributions (or on such date directed by the Administrator), the Trustee will credit the Matching Contributions to the Participants' Accounts pro rata in accordance with the amount of Elective Deferrals of each Participant used to calculate the Matching Contributions.

     B.  INCENTIVE CONTRIBUTIONS

In its discretion, the Employer may contribute Incentive Contributions to the Account(s) of one or more Participants. Such Incentive Contributions will be specified by the Employer. On receipt of the Incentive Contributions (or on such date directed by the Administrator), the Trustee will credit the Incentive Contributions to the Participants' Accounts as directed by the Employer.



                                   ARTICLE 4

                                    ACCOUNTS

4.1  ACCOUNTING

The Administrator shall establish an Account for each Participant reflecting Elective Deferrals, Matching Contributions and Incentive Contributions together with any adjustments for income, expense, gain, or loss and any payments from the Account. The Administrator may direct the Trustee to maintain and invest separate asset accounts corresponding to each Participant's Account. The Administrator shall provide each Participant with a quarterly statement of his or her Account.

4.2  INVESTMENTS

The assets of the Trust shall be invested in such investments as the Trustee shall determine under the Trust Agreement. The Trustee may receive investment recommendations from the Participant or the Employer as provided in the Adoption Agreement.


                                   ARTICLE 5

                                    VESTING

5.1  GENERAL

A Participant shall be immediately vested in all Elective Deferrals credited to his or her Account, as well as all income and gain attributable thereto. The Employer, in the Adoption Agreement, shall select a vesting schedule to be applied to the Matching Contributions or Incentive Contributions credited to a Participant's Account, and any income or gain attributable thereto. This general vesting rule may be modified by Sections 5.3, 5.4, or 5.5 below.

5.2  VESTING SERVICE

For vesting purposes, a Participant shall be considered to have completed a Period of Service as set forth in the Adoption Agreement.

5.3   CHANGE OF CONTROL

A Participant shall become fully vested in his or her Account immediately prior to a Change of Control of the Employer.

5.4   DEATH OR DISABILITY

A Participant shall become fully vested in his or her Account upon termination of the Participant's employment by reason of the Participant's death or Total and Permanent Disability, which shall be determined by the Administrator in its sole discretion.

5.5   INSOLVENCY

A Participant shall become fully vested in his or her Account immediately prior to the Employer becoming insolvent, in which case the Participant has the same rights as a general creditor of the Employer with respect to his or her Account balance.


                                   ARTICLE 6

                              PAYMENT OF BENEFITS


6.1   TIME AND FORM OF BENEFIT PAYMENT

On an Election Form, a Participant shall elect the date on which payment of the Elective Deferrals, the vested Matching Contributions and Incentive Contributions (plus all earnings) will commence.

On an Election Form, a Participant shall also elect the form of the payments to be either:

          (a)  a single lump-sum payment; or

          (b) annual installments over a period, up to 10 years, elected by the Participant, the amount of each installment to equal the balance of his or her Account immediately prior to the installment divided by the number of installments remaining to be paid; but such payment or payments under this
     Section 6.1 (a) or (b) shall be made or commence to be made no later than the Participant's normal retirement date under the Employer's regular policies and procedures.

These elections are effective for the Plan Year in which they are made and for all succeeding Plan Years, unless amended by the Participant. Any amendment will be effective only for Elective Deferrals, Matching Contributions and Incentive Contributions made for the first Plan Year beginning after the date on which the Election Form containing the amendment is filed with the Administrator.

This general payment rule may be modified by Sections 6.2, 6.3, 6.4, or 6.5 below.

6.2 CHANGE OF CONTROL

A Participant may be paid his or her entire Account balance in a single lump sum as soon as possible following a Change of Control of the Employer if the Employer so elects in the Adoption Agreement.

6.3 TERMINATION OF EMPLOYMENT

If a Participant terminates employment with the Employer for any reason other than death and before he or she attains the Retirement Age specified in the Adoption Agreement, the vested portion of his or her Account shall be paid in a single lump sum as soon as practicable following the date of the termination. The Employer may pay out a Participant's Account balance in annual installments if the Participant's employment terminated by reason of Total and Permanent Disability.

6.4 DEATH

If a Participant dies prior to the complete distribution of his or her Account, the balance of the Account shall be paid as soon as practicable to the Participant's designated beneficiary or beneficiaries, in the form elected by the Participant under either of the following options:

          (a)  a single lump-sum payment; or

          (b) annual installments over a period, up to 10 years, elected by the Participant, the amount of each installment to equal the balance of his or her Account immediately prior to the installment divided by the number of installments remaining to be paid.

Any designation of beneficiary and form of payment shall be made by the Participant on an Election Form filed with the Administrator. This designation may be changed by the Participant at any time by filing another Election Form containing the revised instructions. If no beneficiary is designated or no designated beneficiary survives the Participant, payment shall be made to the Participant's surviving spouse, or, if none, to his or her issue per stirpes in a single payment. If no spouse or issue survives the Participant, payment shall be made in a single lump sum to the Participant's estate.

In the event a distribution is to be made to a minor, then the Administrator may direct that such distribution be paid to the legal guardian, or if none, to a parent or such beneficiary or a responsible adult with whom the beneficiary maintains his residence, or to the custodian for such beneficiary under the Uniform Transfers to Minors Act (or similar applicable statute); if such is permitted by the laws of the state in which said beneficiary resides. Such a payment to the legal guardian, custodian or parent of a minor beneficiary shall fully discharge the Employer and Trustee from further liability on account thereof.

6.5 HARDSHIP DISTRIBUTIONS

Upon the request of a Participant who has had an unforeseeable emergency, the Administrator (in its sole discretion) may make a distribution of part or all of the Participant's Benefit even though such distribution occurs before the date otherwise determined under the Plan and the Participant's Election Form. This distribution shall be in an amount that the Administrator determines is necessary to satisfy the emergency need, including any amounts necessary to pay any federal, state or local income taxes reasonably anticipated to result from the distribution.

A Participant requesting an emergency payment shall apply for the payment in writing in a form approved by the Administrator and shall provide such additional information as the Administrator may require. The early hardship withdrawal must be approved by the Administrator and will be limited to the amount the Administrator determines necessary to meet the emergency. The Administrator's decision is final.

For these purposes, an unforeseeable emergency is severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but in any case, payment may not be made to the extent that such hardship is or may be relived:

          (a) through reimbursement or compensation by insurance or otherwise,

          (b) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship; or

          (c) by cessation of deferrals under the Plan.

By the way of example only, unforeseeable emergencies do not include the need to send a Participant's child to college or the desire to purchase a home.

6.6 FORFEITURE OF NON-VESTED AMOUNTS

At the time of payment of Benefits under this Article 6, any amounts credited to a Participant's Account that are not vested shall be forfeited. These amounts shall be used to satisfy the Employer's obligation to make contributions to the Trust under this Plan.

In the event that all, or any portion, of the distribution payable to a Participant remains unpaid solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant, the amount so distributable shall be forfeited. In the event a Participant is subsequently located, such Benefit shall be restored.

                                   ARTICLE 7

                                 ADMINISTRATION

7.1  ADMINISTRATOR'S INTERPRETATION

The Administrator shall oversee the administration of the Plan.

The Administrator shall have complete control and authority to determine all rights, benefits, claims, demands and actions arising out of the provisions of the Plan for any Participant, deceased Participant, beneficiary, or other person having or claiming to have any interest under the Plan. The Administrator shall have complete discretion to interpret the Plan and any ambiguities under the Plan. The Administrator shall have complete discretion to decide all matters under the Plan. Such interpretation and decision shall be final, conclusive and binding on all Participants and any person claiming under or through any Participant, in the absence of clear and convincing evidence that the Administrator acted arbitrarily and capriciously.

Any individual(s) servicing as Administrator who is a Participant will not vote or act on any matter relating solely to his or her Account.

The Administrator shall be the named fiduciary pursuant to ERISA Section 402. The Administrator shall have the responsibility for complying with any reporting and disclosure requirements of ERISA.

7.2  POWERS AND DUTIES

The Administrator shall have such powers and duties, may adopt such rules and tables, may act in accordance with such procedures, may appoint such officers or agents, may delegate such powers and duties, may receive such reimbursements and compensation, and shall follow such claims and appeal procedures with respect to the Plan as it may establish.

7.3  INFORMATION

The Employer shall supply full and timely information to the Administrator on all matters relating to the Compensation of Participants, their employment, retirement, death, termination of employment and such other pertinent facts as the Administrator may require. When making a determination or calculation, the

Administrator shall be entitled to rely on information furnished by a Participant, a beneficiary, the Employer or the Trustee.

7.4  PAYMENT OF EXPENSES

Any reasonable administrative expenses (including those referred to in Section
7.2 above) shall be paid by the Employer unless the Employer determines in advance of incurring the expense that administrative costs shall be borne by the Participants under the Plan or by the Trust established hereunder.

7.5  INDEMNIFICATION OF ADMINISTRATOR

The Employer agrees to indemnify and to defend to the fullest extent permitted by law any Employee serving as the Administrator or as a member of a committee designated as Administrator (including any Employee or former Employee who previously served as Administrator or as a member of such committee) against all liabilities, damages, costs and expenses (including attorney's fees and amounts paid in settlement of any claims approved by the Employer) occasioned by any act or omission to act in connection with the Plan, if such act or omission is in good faith.

                                   ARTICLE 8

                        AMENDMENT OR TERMINATION OF PLAN


8.1  AMENDMENT

The Employer, at any time or from time to time, may amend any or all of the provisions of the Plan without the consent of any Employee or Participant. No amendment shall have the effect of reducing the Account of any Participant at the time of such amendment, unless such amendment is made to comply with federal, state or local laws, statutes or regulations.

8.2  TERMINATION

This plan is strictly a voluntary undertaking on the part of the Employer and shall not be deemed to constitute a contract between the Employer and any Eligible Employee (or any other Employee) or a consideration for, or an inducement or condition of employment for, the performance of the services by an Eligible Employee (or other Employee). The Employer reserves the right to terminate the Plan at any time by an instrument in writing which has been executed on the Employer's behalf by its duly authorized officer. Upon termination, the Employer may:

                (a) elect to continue to maintain the Trust to pay Benefits hereunder as they become due as if the Plan had not been terminated; or

                (b) direct the Trustee to pay promptly to Participants the vested balance of their Accounts.

For purposes of the preceding sentence, in the event the Employer chooses to implement clause (b), the Account balances of all Participants who are in the employ of the Employer at the time the Trustee is directed to pay such balances shall become fully vested and nonforfeitable. After Participants are paid all Plan Benefits to which they are entitled, all remaining assets of the Trust attributable to Participants who terminated employment with the Employer prior to termination of the Plan and who were not fully vested in their Accounts at that time, shall be returned to the Employer. No termination shall have the effect of reducing the Account of any Participant at the time of such termination, unless such termination is made to comply with federal, state or local laws, statutes or regulations.

8.3  ADOPTION BY AFFILIATES

With the consent of the Employer, any Affiliate of the Employer may adopt this Plan for the benefit of its Eligible Employees by executing an Adoption Agreement or another properly executed document evidencing said intent and will of such Affiliate.

                                   ARTICLE 9

                                 MISCELLANEOUS

9.1  PLAN INTERPRETATION

All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner.

If any provision of the Plan is held invalid or unenforceable, its invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provision had not been included herein.

Whenever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

This Plan is governed by the Code and the Treasury regulations issued thereunder (as they might be amended from time to time). To the extent not preempted by Federal law, the provisions of this Plan shall be construed, enforced and administered according to the laws of the State of Oklahoma.

9.2  LIMITATION OF PARTICIPANT'S RIGHTS

This Plan shall not be deemed to constitute an employment contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon him as a Participant of this Plan.


9.3  UNFUNDED PLAN

It is intended that the obligations of the Employer under the Plan will constitute a mere promise of the Employer to make Benefit payments in the future. It is anticipated such payments will be made by the Trust. No Participant shall have rights against the Employer or any other person with respect to payments under the Plan other than those given by law to general unsecured creditors of the Employer. In all events, it is the intent of the Employer that the Plan be treated as unfunded for tax purposes and for tax purposes of Title I of ERISA.


9.4  ACTION BY THE EMPLOYER

Whenever the Employer under the terms of the Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.


9.5  NO GUARANTEE OF TAX CONSEQUENCES

Neither the Administrator nor the Employer makes any commitment or guarantee that any deferrals set aside to or for the benefit of a Participant under the Plan will be excludable from the Participant's gross income for federal or state income tax purposes, or that any other federal or state tax treatment will apply to or be available to any Participant. It shall be the obligation of each Participant to determine whether the deferral amounts under the Plan are excludable from the Participant's gross income for federal and state income tax purposes, and to notify the Employer if the Participant has reason to believe that any such amount is not so excludable. Notwithstanding the foregoing, the rights of Participants under this Plan shall be legally enforceable.


9.6  TAX WITHHOLDING

The Trustee shall have the right to deduct from all cash payments any federal, state or local taxes required by law to be withheld with respect to any payment made to a Participant.

9.7  NONASSIGNABILITY OF RIGHTS

The right of any Participant to receive any Benefits under the Plan shall not be alienable by the Participant by assignment or any other method, and shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of any Participant or any beneficiary of any Participant.

                        Thrifty Rent-A-Car System, Inc.
                               Adoption Agreement
                      Pentastar Transportation Group, Inc.
                           Deferred Compensation Plan

        This document and the Pentastar Transportation Group, Inc., Deferred Compensation Plan govern the rights of Plan Participants and should, therefore, be disclosed to Participants and retained as part of your permanent records.

1.  EMPLOYER INFORMATION

    A.  Name of Plan:  Pentastar Transportation Group, Inc.
        ------------
    B.  Name and Address of Employer sponsoring the Plan:
        ------------------------------------------------
Please provide Employer's business name.

        Thrifty Rent-A-Car System, Inc.
        -------------------------------------------------
        Business Name
        5330 East 31st Street
        -------------------------------------------------
        Address
        Tulsa
        -------------------------------------------------
        City
        OK                                 74135
        -------------------------------------------------
        State                             Zip Code

    C. Employer's primary contact. Provide Employer's primary contact for the Plan and telephone and FAX numbers. Also include the Employer's Tax Identification Number.

        Kevin Kennemer
        -------------------------------------------------
        Primary Contact
        Manager of Benefits
        -------------------------------------------------
        Title
        (918) 669-2328
        -------------------------------------------------
        Telephone
        (918) 669-2389
        -------------------------------------------------
        Fax
        73-0574010
        -------------------------------------------------
        Employer Tax ID Number

    D.  Give the last day of the 12-month period for which the Employer pays taxes:
        December 31
        -------------------------------------------------

2.  PLAN INFORMATION

    A. Effective Date of the Plan
       -------------------------------------------------

       January 1, 1995
       -------------------------------------------------

     B. Plan Year End. Your "Plan Year" is the 12-consecutive-month period for which you credit elective and matching deferrals and keep Plan records. The Plan Year may be different from the Employer's fiscal year. The last day of your Plan Year is: December 31.

 3.  ELIGIBLE EMPLOYEES

     The following persons or classes of persons shall be Eligible Employees (enter the names or position of individuals eligible to participate or the criteria used to identify Eligible Employees, e.g., "Those key employees of the Company selected by the Compensation Committee of the Board of Directors").

     Officers in Job Grades E24 and higher

 4.  COMPENSATION

     Compensation is used to determine each Participant's amount of Elective Deferrals. Compensation under the Plan is defined as (select one):

     [ ] the Participant's wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer or an Affiliate to the extent that the amounts are includable in gross income (including but not limited to commissions paid to salesman, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances, but not including those items excludable from the definition of compensation under Treas. Reg. section 1.415-2(d)(3)).

     [ ] the regular or base salary payable to the individual by the Employer or an Affiliate, excluding commissions and bonuses.

     [X] the cash compensation payable to the individual by the Employer or an Affiliate, including any commissions and bonuses.

     [ ] the cash bonuses payable to the individual by the Employer or an Affiliate.

     Compensation, for these purposes, includes amounts deferred under sections 125, 401(k), 402(h), 403(b), or under this Plan.

5.  CONTRIBUTIONS

        A. Elective Deferrals. Participants may elect to reduce their Compensation and to have Elective Deferrals credited to their Accounts by making an election under the Plan (which may be changed each year for later Plan Years as described in the Plan), but no Participant may defer more than 50% (1%-100%) of his or her Compensation for a Plan Year.

        B. Matching Contributions. If the Employer elects to match Elective Deferrals, specify the matching rate and indicate the amount of the Participant's Elective Deferrals that will be matched. You may also elect to decide each year whether Matching Contributions will be made and, if so, what that year's matching rate will be.

        For example, the Employer may decide to credit a Matching Contribution of 50 cents for each dollar of a Participant's Elective Deferrals, but limit the match to the first 5% of Compensation deferred by the Participant. If you want to set a maximum dollar amount on the amount of Elective Deferrals that will be matched, insert the dollar amount and the interval over which that amount is to be measured. For example, you could say that you will not match Elective Deferrals in excess of $1,000 per month. Matching Contributions can be made after each payroll period (monthly, quarterly or annually) at the Employer's discretion. Matching Contributions will be subject to the vesting schedule selected in Item 6C (select one):

      [X]  No Matching Contributions will be credited.

      [ ]  The Employer may credit Matching Contributions for each Participant
           equal to   % of the first   % of the Participant's Compensation which
           is elected as an Elective Deferral, but no Matching Contributions
           will be made on Elective Deferrals in excess of $     per
           (specify time period if applicable).

      [ ] The Employer will decide from year to year whether Matching Contributions will be made and will notify Participants annually of the manner in which Matching Contributions will be calculated for the subsequent year.

        C. Refund Deferrals. Participants may elect to defer any refunds of their 401(k) plan contributions due to the Actual Deferral Percentage (ADP) test.

        D. Discretionary Incentive Contributions. The Employer may make Discretionary Incentive Contributions in any amounts the Employer selects.

      [X] yes    [ ] no

These contributions, if made, will be subject to the vesting schedule selected in Item 6D.

 6.  VESTING OF MATCHING CONTRIBUTIONS AND DISCRETIONARY INCENTIVE CONTRIBUTIONS

     A.  Period of Service.  A period of service will be defined as:

     [X] 12 consecutive full months of full-time service.

     [ ] _____ month(s) of full-time service.

     [ ] _____ day(s) of full-time service.

     [ ] _________________________________________________

         _________________________________________________

     B.  Vesting Service for Predecessor Employer.

     Indicate whether you will give credit for vesting service for time spent with a predecessor employer, and if so, specify the maximum number of years and the type of predecessor service for which credit will be given. For vesting purposes (select one):

     [X] Service with a predecessor employer will not be considered (except with any Affiliate).

     [ ] Service up to a maximum of ___ months (may be from 0 to ___ months) with the following employer(s) will be considered:

         __________________________________________________

         __________________________________________________

         __________________________________________________

     C.  Vesting Schedule for Matching Contributions.

     Indicate how the portion of a Participant's Account attributable to Matching Contributions is to vest.

     Matching Contributions vest in accordance with the following schedule (select one): (not applicable)

     [ ] 100% immediate.

     [ ] 100% after ___ months of service.

      [ ] 20% after_______months of service and an additional 20% for each_____ months thereafter.

      [ ]  Other vesting schedule (specify):


           ---------------------------------


           ---------------------------------


        D.  Vesting Schedule for Discretionary Incentive Contributions.
            -----------------------------------------------------------

        Indicate how the portion of a Participant's Account attributable to Discretionary Incentive Contributions is to vest.

        Discretionary Incentive Contributions vest in accordance with the following schedule (select one):

      [ ]  100% immediate.

      [ ]  100% after      months of service.

      [X] 20% after 12 months of service and an additional 20% for each 12 months thereafter.

      [ ]  Other vesting schedule (specify):


           ---------------------------------


           ---------------------------------


 7.  ACCOUNTS

      [ ] The Trustee is required to consider the Employer's or the Participant's investment recommendations when investing the assets attributable to the Participant's Account.

      [ ] The Trustee is required to consider the Employer's investment recommendations when investing the assets attributable to the Participant's Account.

      [X] The Trustee is required to consider the Participant's investment recommendations when investing the assets attributable to the Participant's Account.

      [ ] The Trustee is not required to consider either the Employer's or the Participant's investment recommendation when investing the assets attributable to the Participant's Account.

8.  AMERICAN PERFORMANCE FUNDS

    [ ] The Trustee may invest the assets attributable to the Participant's Account in and among any one or more of the American Performance Funds.

9.  RETIREMENT AGE

    The Retirement Age under the Plan is age 59 1/2. A Participant terminating employment before Retirement Age for reasons other than death or Total and Permanent Disability will not be entitled to receive any installment payments elected on the Election Form.

10. WITHDRAWALS WHILE WORKING

    Hardship Withdrawals for Unforeseen Emergency. If you check the first box, Participants may make withdrawals while working in the event they encounter an unforeseen emergency. They generally can withdraw the vested portion of their Accounts.

    NOTE:  Withdrawals are strictly limited as described in Plan Section 6.5.
    It is the Administrator's responsibility to ensure that the limits are being followed. Excess withdrawals may result in the loss of the tax deferral on all amounts credited under the Plan for the benefit of all Participants.

    Withdrawals of the vested portion of a Participant's Account for unforeseen emergencies (select one):

    [X]  Are permitted to the full extent allowable under the Plan.

    [ ]  Are not permitted.

11. CHANGE OF CONTROL

    A.  Definition.
        ----------

    Under Section 1.6(a) of the Plan, a Change in Control shall result from the purchase or acquisition of the following percentages of shares:

    [ ]  30% or more

    [X]  50% or more

    B.   Effect.
         ------

    [ ] Upon a Change in Control, the Participant may have certain rights to receive immediate payment in a lump sum of the balance of his or her Account as set forth in the Election Form.

      [X] Upon a Change of Control, the Employer may elect to immediately distribute all Participant's Accounts in a lump sum.

      [ ] No changes shall be made in distributions under this Plan upon a Change in Control.


12.   ADMINISTRATION

      The Administrator is legally responsible for the operation of the Plan, including:

      . Keeping account of which employees are eligible to participate in the Plan and the date each employee becomes eligible to participate.

      . Maintaining Participants' Accounts, including all sub-accounts required for different contribution types and payment elections, and keeping account of all elections made by Participants under the Plan and any other relevant information.

      . Transmitting important communications to the Participants, and obtaining relevant information from Participants such as investment recommendations.

      . Filing reports required to be submitted to governmental agencies, such as the "Top Hat" filing with the Department of Labor.

      The Administrator will be the person or persons identified below:


      Richard P. Halbrook
      -------------------------------------
      Name


      Vice President of Human Resources
      -------------------------------------
      Thrifty Rent-A-Car System, Inc. or the
      person then serving in that office


13.   SIGNATURES

      After reviewing the Adoption Agreement enter the current date and the name of the Employer. The signature of the Employer or the person signing for the Employer must be witnessed. Note that the person signing for the Employer must be authorized as such by a resolution of the Employer's board of directors or governing by-laws.

      While Pentastar Transportation Group, Inc. Deferred Compensation Plan, including this Adoption Agreement, has been designed in a manner to permit Participants to defer federal income tax on amounts credited to their accounts until the amounts are actually paid, neither Pentastar Transportation Group, Inc., sponsor of this document, nor any of its affiliates provide any assurances of that result in the Employer's particular situation or assume any responsibility in this regard. Please consult your tax adviser regarding the tax consequences of this Plan to you and your employees. By signing this Adoption Agreement Employer acknowledges that no representations or warranties as to the tax consequences to the Employer and Participants of the operation of this Plan have been made by Pentastar Transportation Group, Inc.



                                       THRIFTY RENT-A-CAR SYSTEM, INC.
                                       --------------------------------
                                       Name of Employer (Print or Type)



ATTEST:                                By:/s/ Donald M. Himelfarb
                                          -----------------------------
                                           Authorized Signature

/s/ Vicki J. Vaniman                    Donald M. Himelfarb, President
--------------------------------       ---------------------------------
Secretary                                   Print Name and Title



                                       Date:       11/30/95
                                            ----------------------------

                        Dollar Rent A Car Systems, Inc.
                               Adoption Agreement
                      Pentastar Transportation Group, Inc.
                           Deferred Compensation Plan

        This document and the Pentastar Transportation Group, Inc., Deferred Compensation Plan govern the rights of Plan Participants and should, therefore, be disclosed to Participants and retained as part of your permanent records.

1.  EMPLOYER INFORMATION

    A.  Name of Plan:  Pentastar Transportation Group, Inc.
        ------------
    B.  Name and Address of Employer sponsoring the Plan:
        ------------------------------------------------
Please provide Employer's business name.

        Dollar Rent A Car Systems, Inc.
        -------------------------------------------------
        Business Name
        5330 East 31st Street
        -------------------------------------------------
        Address
        Tulsa
        -------------------------------------------------
        City
        OK                                 74135
        -------------------------------------------------
        State                             Zip Code

    C. Employer's primary contact. Provide Employer's primary contact for the Plan and telephone and FAX numbers. Also include the Employer's Tax Identification Number.

        James J. White
        -------------------------------------------------
        Primary Contact
        Director Compensation, Employee Benefits & HRIS
        -------------------------------------------------
        Title
        (918) 669-3406
        -------------------------------------------------
        Telephone
        (918) 669-3414
        -------------------------------------------------
        Fax
        95-2418112
        -------------------------------------------------
        Employer Tax ID Number

    D.  Give the last day of the 12-month period for which the Employer pays taxes:
        December 31
        -------------------------------------------------

2.  PLAN INFORMATION

    A. Effective Date of the Plan
       -------------------------------------------------

       January 1, 1995
       -------------------------------------------------

     B. Plan Year End. Your "Plan Year" is the 12-consecutive-month period for which you credit elective and matching deferrals and keep Plan records. The Plan Year may be different from the Employer's fiscal year. The last day of your Plan Year is: December 31.

 3.  ELIGIBLE EMPLOYEES

     The following persons or classes of persons shall be Eligible Employees (enter the names or position of individuals eligible to participate or the criteria used to identify Eligible Employees, e.g., "Those key employees of the Company selected by the Compensation Committee of the Board of Directors").

     Officers in Job Grades E24 and higher

 4.  COMPENSATION

     Compensation is used to determine each Participant's amount of Elective Deferrals. Compensation under the Plan is defined as (select one):

     [ ] the Participant's wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer or an Affiliate to the extent that the amounts are includable in gross income (including but not limited to commissions paid to salesman, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances, but not including those items excludable from the definition of compensation under Treas. Reg. section 1.415-2(d)(3)).

     [ ] the regular or base salary payable to the individual by the Employer or an Affiliate, excluding commissions and bonuses.

     [X] the cash compensation payable to the individual by the Employer or an Affiliate, including any commissions and bonuses.

     [ ] the cash bonuses payable to the individual by the Employer or an Affiliate.

     Compensation, for these purposes, includes amounts deferred under sections 125, 401(k), 402(h), 403(b), or under this Plan

5.  CONTRIBUTIONS

        A. Elective Deferrals. Participants may elect to reduce their Compensation and to have Elective Deferrals credited to their Accounts by making an election under the Plan (which may be changed each year for later Plan Years as described in the Plan), but no Participant may defer more than 50% (1%-100%) of his or her Compensation for a Plan Year.

        B. Matching Contributions. If the Employer elects to match Elective Deferrals, specify the matching rate and indicate the amount of the Participant's Elective Deferrals that will be matched. You may also elect to decide each year whether Matching Contributions will be made and, if so, what that year's matching rate will be.

        For example, the Employer may decide to credit a Matching Contribution of 50 cents for each dollar of a Participant's Elective Deferrals, but limit the match to the first 5% of Compensation deferred by the Participant. If you want to set a maximum dollar amount on the amount of Elective Deferrals that will be matched, insert the dollar amount and the interval over which that amount is to be measured. For example, you could say that you will not match Elective Deferrals in excess of $1,000 per month. Matching Contributions can be made after each payroll period (monthly, quarterly or annually) at the Employer's discretion. Matching Contributions will be subject to the vesting schedule selected in Item 6C (select one):

      [X]  No Matching Contributions will be credited.

      [ ]  The Employer may credit Matching Contributions for each Participant
           equal to   % of the first   % of the Participant's Compensation which
           is elected as an Elective Deferral, but no Matching Contributions
           will be made on Elective Deferrals in excess of $     per
           (specify time period if applicable).

      [ ] The Employer will decide from year to year whether Matching Contributions will be made and will notify Participants annually of the manner in which Matching Contributions will be calculated for the subsequent year.

        C. Refund Deferrals. Participants may elect to defer any refunds of their 401(k) plan contributions due to the Actual Deferral Percentage (ADP) test.

        D. Discretionary Incentive Contributions. The Employer may make Discretionary Incentive Contributions in any amounts the Employer selects.

      [X] yes    [ ] no

These contributions, if made, will be subject to the vesting schedule selected in Item 6D.

 6.  VESTING OF MATCHING CONTRIBUTIONS AND DISCRETIONARY INCENTIVE CONTRIBUTIONS

     A.  Period of Service.  A period of service will be defined as:

     [X] 12 consecutive full months of full-time service.

     [ ] _____ month(s) of full-time service.

     [ ] _____ day(s) of full-time service.

     [ ] _________________________________________________

         _________________________________________________

     B.  Vesting Service for Predecessor Employer.

     Indicate whether you will give credit for vesting service for time spent with a predecessor employer, and if so, specify the maximum number of years and the type of predecessor service for which credit will be given. For vesting purposes (select one):

     [X] Service with a predecessor employer will not be considered (except with any Affiliate).

     [ ] Service up to a maximum of ___ months (may be from 0 to ___ months) with the following employer(s) will be considered:

         __________________________________________________

         __________________________________________________

         __________________________________________________

     C.  Vesting Schedule for Matching Contributions.

     Indicate how the portion of a Participant's Account attributable to Matching Contributions is to vest.

     Matching Contributions vest in accordance with the following schedule (select one): (not applicable)

     [ ] 100% immediate.

     [ ] 100% after ___ months of service.

      [ ] 20% after_____months of service and an additional 20% for each ______ months thereafter.

      [ ]  Other vesting schedule (specify):


           ---------------------------------


           ---------------------------------


        D.  Vesting Schedule for Discretionary Incentive Contributions.
            -----------------------------------------------------------

        Indicate how the portion of a Participant's Account attributable to Discretionary Incentive contributions is to vest.

        Discretionary Incentive Contributions vest in accordance with the following schedule (select one):

      [ ]  100% immediate.

      [ ]  100% after      months of service.

      [X] 20% after 12 months of service and an additional 20% for each 12 months thereafter.

      [ ]  Other vesting schedule (specify):


           ---------------------------------


           ---------------------------------


 7.  ACCOUNTS

      [ ] The Trustee is required to consider the Employer's or the Participant's investment recommendations when investing the assets attributable to the Participant's Account.

      [ ] The Trustee is required to consider the Employer's investment recommendations when investing the assets attributable to the Participant's Account.

      [X] The Trustee is required to consider the Participant's investment recommendations when investing the assets attributable to the Participant's Account.

      [ ] The Trustee is not required to consider either the Employer's or the Participant's investment recommendation when investing the assets attributable to the Participant's Account.

8.  AMERICAN PERFORMANCE FUNDS

    [ ] The Trustee may invest the assets attributable to the Participant's Account in and among any one or more of the American Performance Funds.

9.  RETIREMENT AGE

    The Retirement Age under the Plan is age 59 1/2. A Participant terminating employment before Retirement Age for reasons other than death or Total and Permanent Disability will not be entitled to receive any installment payments elected on the Election Form.

10. WITHDRAWALS WHILE WORKING

    Hardship Withdrawals for Unforeseen Emergency. If you check the first box, Participants may make withdrawals while working in the event they encounter an unforeseen emergency. They generally can withdraw the vested portion of their Accounts.

    NOTE:  Withdrawals are strictly limited as described in Plan Section 6.5.
    It is the Administrator's responsibility to ensure that the limits are being followed. Excess withdrawals may result in the loss of the tax deferral on all amounts credited under the Plan for the benefit of all Participants.

    Withdrawals of the vested portion of a Participant's Account for unforeseen emergencies (select one):

    [X]  Are permitted to the full extent allowable under the Plan.

    [ ]  Are not permitted.

11. CHANGE OF CONTROL

    A.  Definition.
        ----------

    Under Section 1.6(a) of the Plan, a Change in Control shall result from the purchase or acquisition of the following percentages of shares:

    [ ]  30% or more

    [X]  50% or more

    B.   Effect.
         ------

    [ ] Upon a Change in Control, the Participant may have certain rights to receive immediate payment in a lump sum of the balance of his or her Account as set forth in the Election Form.

      [X] Upon a Change of Control, the Employer may elect to immediately distribute all Participants' Accounts in a lump sum.

      [ ] No changes shall be made in distributions under this Plan upon a Change in Control.


12.   ADMINISTRATION

      The Administrator is legally responsible for the operation of the Plan, including:

      . Keeping account of which employees are eligible to participate in the Plan and the date each employee becomes eligible to participate.

      . Maintaining Participants' Accounts, including all sub-accounts required for different contribution types and payment elections, and keeping account of all elections made by Participants under the Plan and any other relevant information.

      . Transmitting important communications to the Participants, and obtaining relevant information from Participants such as investment recommendations.

      . Filing reports required to be submitted to governmental agencies, such as the "Top Hat" filing with the Department of Labor.

      The Administrator will be the person or persons identified below:


      Richard P. Halbrook
      -------------------------------------
      Name


      Vice President of Human Resources
      -------------------------------------
      Dollar Rent-A-Car Systems, Inc. or the
      person then serving in that office


13.   SIGNATURES

      After reviewing the Adoption Agreement enter the current date and the name of the Employer. The signature of the Employer or the person signing for the Employer must be witnessed. Note that the person signing for the Employer must be authorized as such by a resolution of the Employer's board of directors or governing by-laws.

      While Pentastar Transportation Group, Inc. Deferred Compensation Plan, including this Adoption Agreement, has been designed in a manner to permit Participants to defer federal income tax on amounts credited to their accounts until the amounts are actually paid, neither Pentastar Transportation Group, Inc., sponsor of this document, nor any of its affiliates provide any assurances of that result in the Employer's particular situation or assume any responsibility in this regard. Please consult your tax adviser regarding the tax consequences of this Plan to you and your employees. By signing this Adoption Agreement Employer acknowledges that no representations or warranties as to the tax consequences to the Employer and Participants of the operation of this Plan have been made by Pentastar Transportation Group, Inc.



                                       DOLLAR RENT A CAR SYSTEM, INC.
                                       --------------------------------
                                       Name of Employer (Print or Type)



ATTEST:                                By:/s/ G.L. Paxton
                                          -----------------------------
                                           Authorized Signature

/s/ Vicki J. Vaniman                       G.L. Paxton, President
--------------------------------       ---------------------------------
Secretary                                   Print Name and Title



                                       Date:       12/28/94
                                            ----------------------------